GOVERNMENT GRANTS (Details Narrative) - USD ($) $ in Thousands		12 Months Ended
	Oct. 25, 2023	Dec. 31, 2023
Government Grants
Government grants received		$ 162
Percentage of revenue		3.00%
Government grants		$ 0
Interest rate, description	IIA grants approved by the IIA prior to January 1, 2024 but which are outstanding thereafter, as of January 1, 2024 the annual interest will be calculated at a rate based on 12-month Secured Overnight Financing Rate, the SOFR, or at an alternative rate published by the Bank of Israel plus 0.71513%; and, for grants approved on or following January 1, 2024 the annual interest will be the higher of (i) the 12 months SOFR interest rate, plus 1%, or (ii) a fixed annual interest rate of 4%